                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2002

                           Structured Products Corp.

             (Exact name of registrant as specified in its charter)


                                       33-55860/
          Delaware                     333-57357             13-3692801
         ---------                    -----------           ------------
(State or other jurisdiction of       (Commission           (IRS Employer
 incorporation or organization)       File Number)       Identification Number)


390 Greenwich Street, New York, New York                                10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code (212) 723-9654

Item 1.   Changes in Control of Registrant.

          Not Applicable.
Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.
Item 3.   Bankruptcy or Receivership.

          Not Applicable.
Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.
Item 5.   Other Events.

          Documents Incorporated by Reference.

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002 and April 18, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in
          (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series DJIA 2002-5, and shall be deemed to be part hereof and thereof.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.
Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

                  (c)  Exhibits.
Item 601(a) of Regulation S-K Exhibit No. (EX-23)         Description
                              ----------                  -----------

                                                     Consent of KPMG LLP,
                                                     independent certified
                                                     public accountants of Ambac
                                                     Assurance Corporation and
                                                     subsidiaries in connection
                                                     with TIERS(R) Principal-
                                                     Protected Asset Backed
                                                     Certificates Trust Series
                                                     DJIA 2002-5

                                   SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated April 24, 2002
                                                  STRUCTURED PRODUCTS CORP.


                                                 By:  /s/ Matthew R. Mayers
                                                      ---------------------
                                                 Name:    Matthew R. Mayers
                                                 Title:   Authorized Signatory

EXHIBIT INDEX

------------------------------------------------------------------------------------------------------
| Exhibit No.           | Description                                             | Paper    (P)   or |
|                       |                                                         | Electronic (E)    |
------------------------------------------------------------------------------------------------------|
| (EX-23)               | Consent of KPMG LLP, independent certified public       | E                 |
|                       | accountants of Ambac Assurance Corporation and          |                   |
|                       | subsidiaries in connection with TIERS(R) Principal-     |                   |
|                       | Protected Asset Backed  Certificates Trust Series       |                   |
|                       | DJIA 2002-5                                             |                   |
------------------------------------------------------------------------------------------------------
